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                                                                    Exhibit 10.4
                     RYERSON TULL 1999 INCENTIVE STOCK PLAN
                       (as amended through June 23, 1999)


1.   Purpose.

     The purpose of the Ryerson Tull 1999 Incentive Stock Plan (the "Plan") is to attract and retain outstanding individuals as officers and key employees of Ryerson Tull, Inc. (the "Company") and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the ownership and performance of the Common Stock (as defined in Section 3). To this end, the Committee hereinafter designated and, in certain circumstances, the Chairman of the Board of the Company (the "Chairman") or the President of the Company, may grant stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations thereof, to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan. As used in the Plan, the term "RT" shall mean, collectively, the Company and its affiliates, and the term "subsidiary" shall mean (a) any corporation of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of capital stock entitled to vote for the election of directors or (b) any partnership, joint venture, or other business entity in respect of which the Company, directly or indirectly, has comparable ownership or control.

2.   Participants.

     Participants in the Plan shall consist of: (a) such officers and other key employees of the Company and its subsidiaries as the Committee in its sole discretion may select from time to time to receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination, as the Committee may determine in its sole discretion; and (b) if the Committee authorizes the Chairman or the President to make grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Exchange Act as the Chairman or the President shall determine in his or her sole discretion after consultation with the Vice President-Human Resources of the Company. Any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries shall not be eligible to receive stock options, stock appreciation rights, restricted stock awards or performance awards under the Plan. Notwithstanding any other provision of the Plan, without the approval of the Company's stockholders, this Section 2 shall not be amended to materially change the class or classes of employees eligible to participate in the Plan.

3.   Shares Reserved under the Plan.

     Subject to adjustment pursuant to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock, $1.00 par value per share, of the Company ("Common Stock") which may be issued pursuant to grants or awards made under the Plan shall not exceed
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the sum of (1) 1,000,000, and (2) the total number of shares available for issuance under the Inland 1992 Incentive Stock Plan and the Inland 1995 Incentive Stock Plan (collectively, the "Prior Plans") as of the effective date of the Plan. No more than 335,000 shares of Common Stock shall be issued pursuant to restricted stock awards and performance awards under the Plan. Notwithstanding any other provision of the Plan, without the approval of the Company's stockholders, this Section 3 shall not be amended to materially increase the number of shares reserved for issuance under the Plan.

     The following restrictions shall apply to all grants and awards under the Plan other than grants and awards which, by their terms, are not intended to comply with the "Performance-Based Exception" (defined below in this Section 3):

     (a) the maximum aggregate number of shares of Common Stock that may be granted or awarded under the Plan to any participant under the Plan during any three year period shall be 700,000; and

     (b) the maximum aggregate cash payout with respect to grants or awards under the Plan in any fiscal year of the Company to any Named Executive Officer (defined below in this Section 3) shall be $1,000,000.

     For purposes of the Plan, "Named Executive Officer" shall mean a participant who is one of the group of "covered employees" as defined in the regulations promulgated under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor statute, and "Performance-Based Exception" shall mean the performance-based exception from the deductibility limitations as set forth in Section 162(m) of the Code.

     Except to the extent otherwise determined by the Committee, any shares of Common Stock subject to grants or awards under the Plan that terminate by expiration, cancellation or otherwise without the issuance of such shares (including shares underlying a stock appreciation right exercised for stock, to the extent that such underlying shares are not issued), that are settled in cash (to the extent so settled), or, in the case of restricted stock awards, that terminate without vesting, shall become available for future grants and awards under the Plan. Shares of Common Stock to be issued pursuant to grants or awards under the Plan may be authorized and unissued shares of Common Stock, treasury Common Stock, or any combination thereof.

4.   Administration of the Plan.

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which shall consist of two or more persons who constitute "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Treas. Reg. (S) 1.162-27(e)(3). Subject to the provisions of the Plan, the Committee shall have authority: (a) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (b) to select employees to receive

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grants under the Plan; (c) to determine the form of grant, whether as a stock option, stock appreciation right, restricted stock award, performance award or a combination thereof, the number of shares of Common Stock or units subject to the grant, the time and conditions of exercise or vesting, the fair market value of the Common Stock for purposes of the Plan, and all other terms and conditions of any grant and to amend such awards or accelerate the time of exercise or vesting thereof; and (d) to prescribe the form of agreement, certificate or other instrument evidencing the grant. Notwithstanding the foregoing, the Committee, subject to the terms and conditions of the Plan, may delegate to the Chairman or the President of the Company, if such individual is then serving as a member of the Board, the authority to act as a subcommittee of the Committee for purposes of making grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, not to exceed such number of shares as the Committee shall designate annually, to such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Exchange Act as the Chairman or the President shall determine in his or her sole discretion after consultation with the Vice President-Human Resources of the Company, and the Chairman or the President, as applicable, shall have the authority and duties of the Committee with respect to such grants. The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons. Notwithstanding any other provision of the Plan, without the approval of the Company's stockholders, in no event shall the Committee (1) reprice any stock options awarded under the Plan by lowering the option price of a previously granted stock option or by cancellation of outstanding stock options with subsequent replacement or regrant of stock options with lower option prices, (2) materially modify the terms of any restricted stock award under the Plan or any performance award under the Plan that consists of Common Stock, including the lapse or waiver of restrictions with respect to such awards, except (i) in the case of death, physical or mental incapacity, retirement on or after the normal retirement date provided for in and pursuant to any pension plan of the Company or any affiliate of the Company in effect at the time of such retirement, early retirement (with the consent of the Committee) provided for in and pursuant to any such pension plan, or a Change in Control (as defined in paragraph 12(b)), or (ii) to the extent the shares of Common Stock which are subject to such modified awards do not exceed, in the aggregate, 10 percent of the shares of Common Stock reserved for issuance under the Plan, or (3) make any form of grant under the Plan that is not provided for herein.

5.   Effective Date of Plan.

     The Plan shall be effective upon approval by the stockholder(s) of the Company.

6.   Stock Options.

     (a) Grants. Subject to the terms of the Plan, options to purchase shares of Common Stock, including "incentive stock options" within the meaning of
Section 422 of the Code, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Each grant of an option under the Plan may

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designate whether the option is intended to be an incentive stock option or a
"nonqualified" stock option. Any option not so designated shall be deemed to be a "nonqualified" stock option.

     (b) Terms of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee in its sole discretion, provided that no option shall be exercisable more than ten years after the date of grant. The per share option price shall not be less than the greater of par value or 100% of the fair market value of a share of Common Stock on the date the option is granted. Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price which have been owned by the Participant for at least 6 months prior thereto, or in a combination thereof. The Committee may also allow the cashless exercise of options by holders thereof, as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System, subject to any applicable restrictions necessary to comply with rules adopted by the Security and Exchange Commission, and the exercise of options by holders thereof by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law, including loans, with or without interest, made by the Company to the holder thereof.

     (c) Restrictions Relating to Incentive Stock Options. To the extent required by the Code, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000.

     (d) Termination of Employment. If an optionee ceases to be employed by the Company or any of its affiliates by reason of (i) death, (ii) physical or mental incapacity, (iii) retirement on or after the normal retirement date provided for in and pursuant to any pension plan of the Company or any affiliate of the Company in effect at the time of such retirement, or (iv) early retirement (with the consent of the Committee) provided for in and pursuant to any such pension plan, any option held by such optionee may be exercised, with respect to all or any part of the Common Stock as to which such option was not theretofore exercised (whether or not such option was otherwise then exercisable), for such period from and after the date of such cessation of employment (not extending, however, beyond the date of expiration of such option) as the Committee may determine at the time of the grant or at any time thereafter. If an optionee ceases to be employed by the Company and any of its affiliates for any reason other than a reason set forth in the immediately preceding sentence, any option granted to such optionee may be exercised for a period ending on the 30th day following the date of such cessation of employment or the date of expiration of such option, whichever first occurs, but only with respect to that number of shares of Common Stock for which such option was exercisable immediately prior to the date of cessation of employment, except as otherwise determined by the Committee at the time of grant or any time thereafter.

     (e) Additional Terms and Conditions. The agreement or instrument evidencing the grant of a stock option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

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7.   Stock Appreciation Rights.

     (a) Grants. Subject to the terms of the Plan, rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of such Common Stock from the date of the grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of such related stock option to the date of exercise, may be granted from time to time to such officers and other key employees of the Company and its affiliates as may be selected by the Committee.

     (b) Terms of Grant. Such rights may be granted in tandem with or by reference to a related stock option, in which event the grantee may elect to exercise either the stock option or the right, but not both, as to the shares subject to the stock option and the right, or the right may be granted independently of a stock option. Rights granted in tandem with or by reference to a related stock option shall, except as provided at the time of grant, be exercisable to the extent, and only to the extent, that the related option is exercisable. Rights granted independently of a stock option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no right shall be exercisable more than ten years after the date of grant. Further, in the event that any employee to whom rights are granted independently of a stock option ceases to be an employee of the Company and its affiliates, such rights shall be exercisable only to the extent and upon the conditions that stock options are exercisable in accordance with the provisions of paragraph (d) of Section 6 of the Plan. The Committee may at the time of the grant or at any time thereafter impose such additional terms and conditions on the exercise of stock appreciation rights as it deems necessary or desirable for any reason, including for compliance with
Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations thereunder.

     (c) Payment on Exercise. Upon exercise of a stock appreciation right, the holder shall be paid the excess of the then fair market value of the number of shares of Common Stock to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the holder to elect between cash and Common Stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right, provided, in any event, that the holder shall be paid cash in lieu of any fractional share of Common Stock to which such holder would otherwise be entitled.

     (d) Additional Terms and Conditions. The agreement or instrument evidencing the grant of stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

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8.   Restricted Stock Awards.

     Subject to the terms of the Plan, restricted stock awards consisting of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its affiliates as may be selected by the Committee, provided that any such employee (except an employee whose terms of employment include the granting of a restricted stock award) shall have been employed by the Company or any of its affiliates for at least six months. Such awards shall be contingent on the employee's continuing employment with the Company or its affiliates for a period to be specified in the award (which shall not be more than ten years from the date of award) and shall be subject to such additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, requirements relating to satisfaction of performance measures and restrictions on the sale or other disposition of such shares during the restriction period. Except as otherwise determined by the Committee at the time of the award, the holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited. Notwithstanding the foregoing provisions of this Section 8, any restricted stock award which is not subject to satisfaction of performance measures shall be subject to the employee's continuing employment with the Company or its affiliates for a period of not less than three years from the date of grant and any restricted stock award which is subject to satisfaction of performance measures shall be subject to the employee's continuing employment with the Company or its affiliates for a period of not less than one year from the date of grant; provided, however, that this sentence shall not apply to the extent the restricted stock awards are approved by the Company's stockholders or to the extent the restricted stock awards made under the Plan which do not conform to the foregoing provisions of this sentence (when aggregated with any performance awards which do not conform to the provisions of the last sentence of paragraph 9(a)) do not exceed 10 percent of the shares of Common Stock reserved for issuance under the Plan.

9.   Performance Awards

     (a)  Awards.  Performance awards consisting of (i) shares of Common Stock,
(ii) monetary units or (iii) units which are expressed in terms of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its affiliates as may be selected by the Committee. Subject to the provisions of Section 12 below, such awards shall be contingent on the achievement over a period of not more than ten years of such corporate, division, subsidiary, group or other measures and goals as shall be established by the Committee. Subject to the provisions of Sections 10 and 12 below, such measures and goals may be revised by the Committee at any time and/or from time to time during the performance period. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the grantee of the award does not remain continuously in the employ of the Company or its affiliates at all times during the applicable performance period. Notwithstanding the foregoing provisions of this paragraph 9(a) any performance award that consists of Common Stock shall be subject to the employee's continuing employment with the Company or its affiliates for a period of not less than one year from the date of grant; provided, however, that this sentence shall not apply to the extent the

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performance awards are approved by the Company's stockholders or to the extent the performance awards consisting of Common Stock made under the Plan which do not conform to the provisions of this sentence (when aggregated with any restricted stock awards which do not conform to the provisions of the last sentence of Section 8) do not exceed 10 percent of the shares of Common Stock reserved for issuance under the Plan.

     (b) Rights with Respect to Shares and Share Units. If a performance award consists of shares of Common Stock or units which are expressed in terms of shares of such Common Stock, amounts equal to dividends otherwise payable on a like number of shares may, if the award so provides, be converted into additional such shares (to the extent that shares are then available for issuance under the Plan) or credited as additional units and paid to the participant if and when, and to the extent that, payment is made pursuant to such award.

     (c) Payment. Payment of a performance award following the end of the performance period, if such award consists of monetary units or units expressed in terms of shares of Common Stock, may be made in cash, shares of Common Stock, or a combination thereof, as determined by the Committee. Any payment made in Common Stock shall be based on the fair market value of such stock on the payment date.

10.  Performance Measures Applicable to Awards to Named Executive Officers

     Unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout or vesting with respect to awards under the Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such awards shall be chosen from among the following alternatives: safety (including, but not limited to, total injury frequency, lost workday rates or cases, medical treatment cases and fatalities); quality control (including, but not limited to, critical product characteristics and defects); cost control (including, but not limited to, cost as a percentage of sales); capital structure (including, but not limited to, debt and equity levels, debt-to-equity ratios, and debt-to total-capitalization ratios); inventory turnover; customer performance or satisfaction; revenue measures (including, but not limited to gross revenues and revenue growth); net income; conformity to cash flow plans; return measures (including, but not limited to, return on investment assets or capital); operating profit to operating assets; share price measures (including, but not limited to, fair market value of shares, growth measures, and total shareholder return); working capital measures; operating earnings (before or after taxes); economic value added, cash value added; and cash flow return on investment.

     The Committee shall have the discretion to establish performance goals based upon the foregoing performance measures and to adjust such goals and the methodology used to measure the determination of the degree of attainment of such goals; provided, however, that awards under the Plan that are intended to qualify for the Performance-Based Exception and that are issued to or held by Named Executive Officers may not be adjusted in a manner that increases such award. The Committee shall retain the discretion to adjust such awards in a manner that does not increase such awards. Furthermore, the Committee shall not make any adjustment to

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awards under the Plan issued to or held by Named Executive Officers that are intended to comply with the Performance-Based Exception if the result of such adjustment would be the disqualification of such award under the Performance-Based Exception.

     In the event that applicable laws change to permit the Committee greater discretion to amend or replace the foregoing performance measures applicable to awards to Named Executive Officers without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining such approval. In addition, in the event that the Committee determines that it is advisable to grant awards under the Plan to Named Executive Officers that may not qualify for the Performance-Based Exception, the Committee may make such grants upon any performance measures it deems appropriate with the understanding that they may not satisfy the requirements of
Section 162(m) of the Code.

11.  Adjustments for Changes in Capitalization, Etc.

     Subject to the provisions of Section 12 herein, in the event of any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or a corporate transaction, such as a merger, consolidation, or separation, including a spin-off, or other distribution of stock or property of the Company or its affiliates (other than normal cash dividends), any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company or its affiliates, such adjustment shall be made in the number and class of shares which may be delivered under Section 3 (including the number of shares referred to in the last sentence of the first paragraph of Section 3 and in subparagraph (a) of the second paragraph of Section 3), and in the number and class of and/or price of shares subject to outstanding grants or awards under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any grants or awards under the Plan shall always be a whole number.

12.  Effect of Change in Control.

     (a) Acceleration of Benefits. Subject to the following sentence and the terms of any agreement evidencing the terms of any award under the Plan, in the event of a "Change in Control" as defined in paragraph (b) of this Section 12,
(i) the value of all outstanding stock options, stock appreciation rights and restricted stock awards (whether or not then fully exercisable or vested) shall be cashed out on the basis of the "Change in Control Price" (as defined in paragraph (c) of this Section 12) as of the date the Change in Control occurs, provided, however, that the Committee may provide for the immediate vesting instead of the cashing out of restricted stock awards in such circumstances as it deems appropriate; and (ii) all outstanding performance awards shall be cashed out in such manner and in such amount or amounts as determined by the Committee in its sole discretion.

     (b) Change in Control. For purposes of this Section 12, a Change in Control means the happening of any of the following:

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          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (w) RT, (x) a trustee or other fiduciary holding securities under an employee benefit plan of RT, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company's then outstanding securities;

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses
     (i), (iii) or (iv) of this paragraph (b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of RT, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

A Change in Control shall also be deemed to occur with respect to any Participant for purposes of the Plan if there occurs:

          (1) a sale or disposition, directly or indirectly, other than to a person described in subclause (w), (x) or (z) of clause (i) next above, of securities of the Participant's employer, any direct or indirect parent company of the Participant's employer or any company that is a subsidiary of the Participant's employer and is also a significant

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     subsidiary (as defined below) of the Company (the Participant's employer and such a parent or subsidiary being a "Related Company"), representing 50% or more of the combined voting power of the securities of such Related Company then outstanding;

          (2) a merger or consolidation of a Related Company with any other corporation, other than a merger or consolidation which would result in 50% or more of the combined voting power of the surviving company being beneficially owned by a majority owned direct or indirect subsidiary of the Company; or

          (3) the sale or disposition of all or substantially all the assets of a Related Company to a person other than a majority owned direct or indirect subsidiary of the Company.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred with respect to a Participant for purposes of the Plan if (I) such transaction includes or involves a sale to the public or a distribution to the stockholders of the Company of more than 50% of the voting securities of the Participant's employer or a direct or indirect parent of the Participant's employer, and (II) the Participant's employer or a direct or indirect parent of the Participant's employer agrees to become a successor to the Company under an individual agreement between the Company and the Participant or the Participant is covered by an agreement providing for benefits upon a change in control of his or her employer following an event described clauses (1), (2) or (3) next above. Notwithstanding any other provision of this Agreement, a merger or consolidation of the Company with and into Inland Steel Industries, Inc. ("ISI") (or any subsidiary of ISI) (regardless of whether or not the Company or ISI is the surviving entity) shall not be considered a change in control of the Company for purposes of the Plan. For purposes of the Plan, the term "significant subsidiary" has the meaning given to such term under Rule 405 of the Security Act of 1933, as amended.

     (c) Change in Control Price. For purposes of this Section 12, Change in Control Price means:

          (i) with respect to a Change in Control by reason of a merger or consolidation of the Company described in paragraph (b)(iii) of this
     Section 12 in which the consideration per share of Common Stock to be paid for the acquisition of shares of Common Stock specified in the agreement of merger or consolidation is all in cash, the highest such consideration per share;

          (ii) with respect to a Change in Control by reason of an acquisition of securities described in paragraph (b)(i) of this Section 12, the highest price per share for any share of the Common Stock paid by any holder of any of the securities representing 40% or more of the combined voting power of the Company giving rise to the Change in Control; and

          (iii) with respect to a Change in Control by reason of a merger or consolidation of the Company (other than a merger or consolidation described in paragraph (b)(iii) of this

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     Section or a change in the composition of the Board of Directors described in paragraph (b)(ii) of this Section 12, or stockholder approval of an agreement or plan described in paragraph (b)(iv) of this Section 12 the highest price per share of Common Stock reported on the Composite Transactions (or, if such shares are not traded on the New York Stock Exchange, such other principal market on which such shares are traded) during the sixty-day period ending on the date the Change in Control occurs, except that, in the case of incentive stock options and stock appreciation rights relating to incentive stock options, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an incentive stock option.

13.  Amendment and Termination of Plan.

     The Plan may be amended or terminated by the Board at any time and in any respect, provided that, without the approval of the Company's stockholders, no such amendment (other than pursuant to Section 11 of the Plan) shall be made for which stockholder approval is necessary to comply with any applicable tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act, and provided that no such amendment or termination shall impair the rights of any participant, without his or her consent, in any award previously granted under the Plan, unless required by law. In the event of termination of the Plan, no further grants may be made under the Plan but termination shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination. Notwithstanding any other provision of the Plan, without the approval of the Company's stockholders, the Board shall not adopt any amendment to the Plan which makes changes to the Plan that are so material that the focus of the Plan is changed, including amending the Plan to provide for a form of grant not presently available under the Plan, as determined in the reasonable judgment of the Board.

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

14.  Prior Plans.

     Upon the effectiveness of this Plan, no further grants shall be made under the Prior Plans. The discontinuance of the Prior Plans shall not affect the rights of any participant under, or the authority of the Committee (therein referred to) with respect to, any grants or awards made thereunder prior to such discontinuance.

15.  Miscellaneous.

     (a) No Right to a Grant. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a stock option, stock appreciation right, restricted stock award or performance award.

     (b) Rights as Stockholders. No person shall have any rights as a stockholder of the Company with respect to any shares covered by a stock option, stock appreciation right, or performance award until the date of the issuance of a stock certificate to such person pursuant to such stock option, right or award.

     (c)  Employment.   Nothing contained in this Plan shall be deemed to confer
upon any employee any right of continued employment with the Company or any of its affiliates or to limit or diminish in any way the right of the Company or any such affiliate to terminate his or her employment at any time with or without cause.

     (d) Taxes. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of Common Stock, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the maximum Federal, state and local marginal tax rates then in effect that are applicable to the participant and to the particular transaction.

     (e) Nontransferability. Except as permitted by the Committee, no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution, and, during the holder's lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder's duly appointed legal representative.

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